UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 11, 2008

Date of Report (Date of earliest event reported)

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.  (17 CFR 240.13c-4©)

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Principal Officers

On August 11, 2008, Schweitzer-Mauduit International, Inc. (“the Company”) issued a press release announcing that effective August 11, 2008, Peter J. Thompson, age 46, current Chief Financial Officer and Treasurer (CFO), will be assuming the newly created position of Vice President – Strategic Planning, reporting to Wayne H. Deitrich, Chairman and Chief Executive Officer.  The press release is attached hereto as Exhibit 99.1.  Mr. Thompson has served as CFO since August 2006 and has over 11 years of service with the Company.  Previously he was President-U.S. Operations from November 1998 to August 2006.  In this new role, Mr. Thompson will be responsible for corporate projects including potential investment opportunities, restructuring and strategic initiatives.

Succeeding Mr. Thompson as CFO will be Torben Wetche.  Mr. Wetche, age 51, has more than 25 years of expertise in international business, mergers and acquisitions, company restructuring, raising capital and general management.   Mr. Wetche served as Chief Financial Officer for Performance Fibers Inc. from 2007 to 2008, a leading global manufacturer of high-tenacity polyester fiber, fabrics and other advanced materials. Prior to joining Performance Fibers Inc., he served as Chief Financial Officer for CP Kelco U.S., Inc., a leading global producer of specialty hydrocolloids from 2005 to 2006, and as Chief Financial Officer for Carmeuse North America, a leading lime manufacturer and aggregate distributor, in 2005.  He additionally served as Chief Financial Officer for Heidelberg USA Inc. and Heidelberg Americas, Inc. from 1998 to 2002 and 2003 to 2004, respectively.   He does not have an employment contract with the Company, and he is not a party to any related transactions.  Mr. Wetche’s compensation will consist of a base salary of $325,000 per year plus a target annual incentive bonus of 45 percent of base salary and a long-term incentive bonus targeted at 90 percent of base salary, which is payable in the Company’s restricted stock.  Mr. Wetche was awarded 5,000 shares of restricted stock on August 11, 2008 with a 4-year vesting period and will receive health and welfare and other benefits on the same terms made available to all salaried employees.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits

99.1         Press Release, dated August 11, 2008, of Schweitzer-Mauduit International, Inc., announcing senior management changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

	By:	/s/ TORBEN WETCHE
Torben Wetche
Chief Financial Officer and Treasurer

Dated: August 13, 2008

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

Current Report on Form 8-K

Dated August 13, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated August 11, 2008, of Schweitzer-Mauduit International, Inc., announcing senior management changes.